PROXY STATMENT PURSUANT TO SECTION 14(A)
              OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Check the appropriate box:
[X] Definitive Revised Proxy Statement


                       REPUBLIC NEW YORK CORPORATION
            (Name of Registrant as Specified in its Charter)

                      William F. Rosenblum, Jr., Esq.
        Senior Vice President, Deputy General Counsel and Secretary
                       Republic New York Corporation
               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No filing fee required

                                   [LOGO]

                      REPUBLIC NEW YORK CORPORATION
                            452 Fifth Avenue
                        New York, New York  10018


                                        March 28, 1995

Dear Stockholder:

Enclosed you will find substitute pages (pages S-14, S-15 and S-16) containing revised stock performance graphs and a related table for the Republic New York Corporation 1995 Proxy Statement you received recently in the mail. Due to an error in calculation, the Standard & Poor's 500 Stock Index performance numbers shown on the graphs on pages 14 and 16, and in the table on page 15, of the Proxy Statement overstated the performance of that Index in comparison to the performance of Republic New York Corporation's Common Stock and the Standard & Poor's Money Center Banks Index during 1992, 1993 and 1994. The correct numbers are highlighted on page S-15 and are represented accurately on the graphs on pages S-14 and S-16, enclosed.

If you have not already done so, you are urged to mark, sign, date and mail your proxy immediately, after reviewing the enclosed replacement pages. If you have already mailed your proxy and would like to review or change your vote in light of the enclosed revised information, please contact Ms. Paula Magno at the American Stock Transfer & Trust Company, at (800) 937-5449 or
(718) 921-8275, to arrange to receive a new proxy card. Of course, in either case, your proxy is revocable; in the event you find it convenient to attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

We regret any inconvenience this may have caused.

                                        Very truly yours,

                                        WILLIAM F. ROSENBLUM, JR.
                                        Senior Vice President and
                                        Corporate Secretary

Five-Year Comparative Stock Performance

The following graph compares the cumulative total shareholder return on the Common Stock of Republic Corporation for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Money Center Bank Index over the same period (assuming the investment of $100 in the Common Stock of Republic Corporation, the S&P 500 and the S&P Money Center Banks on December 31, 1989, and reinvestment of all dividends).

[GRAPH - Comparison of Five-Year Cumulative Total Return Among Republic New York Corporation, S&P 500 Stock index and the S&P Money Center Banks Index
- has been omitted. The information set forth in such graph is found in the table "Comparison of Five Year Total Return . . ." below.]



Comparison of Five-Year Cumulative Total Return Among Republic New York
Corporation, S&P 500 Stock Index and S&P Money Center Banks Index

 Measurement Period          Republic Corporation                             S&P Money Center Banks
(Fiscal Year Covered)       (formerly Republic Bank)      S&P 500 Index      (formerly S&P Banks NYC)
---------------------       ------------------------      -------------      ------------------------


Measurement Point:
     12/31/89                 $   100                       $   100                 $   100

FYE  12/31/90                      99                            97                      69
FYE  12/31/91                     144                           126                     101
FYE  12/31/92                     148                           136                     137
                                                                ---
FYE  12/31/93                     150                           150                     168
                                                                ---
FYE  12/31/94                     150                           152                     164
                                                                ---


Twenty-Five Year Comparative Stock Performance

Generally, Republic Corporation's Common Stock is viewed as a long-term
investment.   The following table of the values at the relevant year end accompanies the graph on the next page to provide a comparison of the cumulative total shareholder return on the Common Stock of Republic Corporation, since its issuance in July 1974 (when Republic Corporation became the holding company for Republic Bank) and prior thereto on the Common Stock of Republic Bank, since 1969, with the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Money Center Bank Index (the Standard & Poor's Banks New York City Index prior to April 1987) over the same period (assuming the investment of $100 in the Common Stock of Republic Corporation's predecessor, Republic Bank, the S&P 500 and the S&P Money Center Banks' predecessor, the S&P Banks New York City, on December 31, 1969, and reinvestment of all dividends as indicated under the graph).




 Measurement Period           Republic Corporation                               S&P Money Center Banks
(Fiscal Year Covered)       (formerly Republic Bank)        S&P 500 Index       (formerly S&P Banks NYC)
---------------------       ------------------------        -------------       -----------------------


Measurement Point:
     12/31/69                       $   100                    $   100                  $   100

FYE  12/31/70                           129                        104                      108
FYE  12/31/71                           132                        119                      122
FYE  12/31/72                           241                        142                      159
FYE  12/31/73                           138                        121                      179
FYE  12/31/74                            84                         89                      121
FYE  12/31/75                            95                        122                      132
FYE  12/31/76                           141                        151                      157
FYE  12/31/77                           141                        139                      131
FYE  12/31/78                           195                        148                      141
FYE  12/31/79                           227                        175                      158
FYE  12/31/80                           559                        232                      190
FYE  12/31/81                           716                        220                      218
FYE  12/31/82                           750                        267                      272
FYE  12/31/83                           748                        327                      304
FYE  12/31/84                           846                        347                      355
FYE  12/31/85                         1,127                        457                      522
FYE  12/31/86                         1,948                        541                      604
FYE  12/31/87                         1,545                        569                      445
FYE  12/31/88                         1,530                        664                      587
FYE  12/31/89                         1,881                        874                      720
FYE  12/31/90                         1,867                        847                      497
FYE  12/31/91                         2,708                      1,105                      725
FYE  12/31/92                         2,780                      1,189                      986
                                                                 -----
FYE  12/31/93                         2,825                      1,309                    1,213
                                                                 -----
FYE  12/31/94                         2,815                      1,326                    1,184
                                                                 -----



                                      S-15



[Graph - Comparison of Twenty-Five Year Cumulative Total Return Among Republic New York Corporation, S&P 500 Stock Index and S&P Money Center Banks Index - has been omitted. The information set forth in such graph is found in the table "Comparison of Twenty-Five Year Cumulative Total Return . . ." above.]



                                      S-16